CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is entered into this ____  day of January 2009 (“Effective Date”) by and between TIB Financial Corp.  (the "Company") with its place of business headquartered in Naples, Florida and Edward V. Lett (“Executive” or "Consultant").

WHEREAS, the Executive presently serves the Company as its President, and currently serves as its Vice-Chairman of the Board and a member of the Board of Directors; and

WHEREAS, the Executive wishes to retire as the Company’s President and an employee, effective as of January 30, 2009 (“Retirement Date”); and

WHEREAS, the Company recognizes the specialized knowledge and expertise of the Executive related to the business affairs of the Company, the communities in which the Company operates and the financial services industry; and

 WHEREAS, the Company and its executive officers wish to continue to utilize the knowledge and experience of the Executive from time to time for special projects and advice with respect to the Company and its business opportunities; and

WHEREAS, Executive and the Company desire to enter into such a consulting relationship upon the terms and conditions hereinafter contained.

NOW, THEREFORE, in consideration of the covenants and terms contained in this Agreement as set forth herein and of the mutual benefits accruing to Company and to the Consultant from the consulting relationship to be established between the parties as set forth in the terms of this Agreement, the Company and the Consultant, intending to be legally bound, hereby agree, as follows:

1.	Retirement

A.
As of the Retirement Date, the Executive hereby resigns as the Company’s President, as an employee of the Company and any subsidiary of the Company, and as an officer in any other capacity of the Company and any of its subsidiaries; provided, however, the Executive shall remain a member of the Board of Directors of the Company for the remainder of his elected term of office and as Vice-Chairman of the Board.

B.
Upon the Retirement Date, the provisions of the Employment Agreement between the Executive and the Company, as amended and restated on December 16, 2008 (as attached hereto) (“Employment Agreement”), shall be terminated, except however, the provisions of Sections 10, 12, 13 and 14 shall survive such Employment Agreement termination.  For periods after the Retirement Date, the Executive shall not receive additional salary, bonus or benefits in accordance with the Employment Agreement, or otherwise, except as set forth in this Agreement or otherwise as provided by law or in accordance with the policies of the Company with respect to its members of the Board of Directors or to its retired employees.

C.
Upon the Retirement Date, the provisions set forth in the Split-Dollar Life Insurance Arrangement between the Executive and the Company, dated February 8, 2001, and as amended on December 16, 2003, will be terminated, and the Company shall thereafter be the sole owner and beneficiary of any life insurance arrangements owned by the Company.

2.           Consulting Relationship

As of the Retirement Date, the Company hereby retains Consultant, and Consultant hereby agrees to be retained by Company, as an independent contractor, and not as an employee, with such duties and responsibilities set forth at Section 3 herein during the Term (as defined in Section 6) of this Agreement.

3.           Consulting Service

Consultant agrees that during the Term of this Agreement:

A.
Consultant will devote his best efforts to such position as consultant and an independent contractor to the Company, and he will perform such duties and furnish advice and assistance to the Company from time to time as requested by the Company=s President, Chief Financial Office or Chief Operating Officer (collectively, “Senior Management”).  The Consultant shall be available to assist the Company as requested by Senior Management, on a monthly basis as mutually agreed upon from time to time, and the Consultant shall be available for a minimum of twenty hours per month to offer such consultation and advice and undertake special projects, as requested. The Consultant shall be acting in the capacity as an independent contractor, and not as an officer or employee of the Company. The Consultant shall not be subject to the direct control or supervision of the Senior Management of the Company with respect to the time spent, research undertaken, or procedures followed in the performance of consulting services rendered hereunder. During the Term of the Agreement, Consultant agrees to consult with the Company, as requested by Senior Management, on matters related to the business affairs and operations of the Company as they pertain to strategic planning and product development, merger and acquisition analysis, community relations and business development opportunities that may be available to the Company;

B.	Consultant shall exercise a reasonable degree of skill, prudence and care in performing the services referred to in Section 3.A. above;

C.
Except as may be limited by Sections 1.B and 7 of this Agreement, Consultant may be an employee, officer or director of other companies or entities and may provide consulting services for other companies or organizations; provided that such activities do not conflict with the services and activity that the Consultant is rendering to the Company or any of its subsidiaries or the services or activities of the Company and its subsidiaries;

D.
Consultant shall be available to render such consulting services to the Company under this Agreement during the Term of this Agreement. Consultant shall not be obligated to render any services under this Agreement during such period when he is unable to do so due to illness, disability or injury, subject to the terms of Section 6(B) hereof;

E.	Consultant shall be available for service hereunder upon receipt of not less than five (5) business days= written notice from the Company; and

F.	Consultant shall not enter into agreements or make commitments on behalf of the Company without prior written consent or approval of the Company or its Senior Management.

4.           Compensation

A.
The Company agrees to pay Consultant for his services performed under this Agreement and for his commitments and agreements as contained herein, including Section 7 herein, a monthly retainer of $30,000 during the Term of this Agreement.  The Company acknowledges that compliance by the Consultant with Section 7, herein, is an essential component of this Agreement, and that such compliance is necessary for the Company to obtain the full value of the Consultant’s services hereunder.  The parties agree that Consultant shall not be entitled to participate in or receive benefits under any Company programs maintained for its employees.  The Consultant will receive remuneration for services as a director of the Company for such time that he may be serving in such capacity commensurate with the remuneration received by other non-employee directors of the Company.  Remuneration received as a non-employee director shall not be in lieu of or reduce any remuneration otherwise due under this Agreement.  Any compensation received under this Agreement shall not impact any compensation being received or that may be received in the future related to the Consultant’s prior service as an employee of the Company.

B.
The Company hereby agrees to reimburse the Consultant for all reasonable expenses incurred by the Consultant on behalf of and with the consent of the Company, provided that the Consultant shall furnish appropriate documentation of such expenses and receives prior approval of such expenses.

5.           Other Conditions

Consultant shall have no supervisory authority over any employee or officer of Company, nor shall Company be required in any manner to implement any plans or suggestions Consultant may provide.

6.           Term and Termination

The term of this Agreement shall begin on the Retirement Date and shall continue until March 1, 2011 ("Term"), unless otherwise extended or terminated in accordance with the provisions set forth below.

A.
Termination for Cause.  The Company may terminate this Agreement at any time for "Just Cause;" provided, that after any such termination for “Just Cause,” the Consultant shall nevertheless be obligated to comply with the provisions of Section 7 hereof for the balance of the Term and the Company shall nevertheless remain obligated to comply with the provisions of Section 4(A) hereof for the balance of the Term.  Termination for "Just Cause" shall be defined as: (i) If the Consultant shall have engaged in conduct involving fraud, deceit, personal dishonesty, or breach of fiduciary duty; (ii) If the Consultant shall have violated any banking law or regulation, memorandum of understanding, cease and desist order, or other agreement with any banking agency having jurisdiction over the Company which, in the judgment of the Board, has adversely affected, or may adversely affect, the business or reputation of the Company as determined by the Board; (iii) If the Consultant shall have become subject to continuing intemperance in the use of alcohol or drugs which has adversely affected, or may adversely affect, the business or reputation of the Company as determined by the Board; (iv) If the Consultant shall have filed, or had filed against him, any petition under the federal bankruptcy laws or any state insolvency laws; or (v) If any banking authority having supervisory jurisdiction over the Company, or its subsidiaries, initiates any proceedings against the Consultant.

B.
Notwithstanding anything herein to the contrary, this Agreement may be terminated by the Company or the Consultant at any time prior to the expiration of its Term upon not less than three months prior written notice to the other party; provided, that after any such termination, the Consultant shall nevertheless be obligated to continue to comply with the provisions of Section 7 hereof for the balance of the Term and the Company shall nevertheless remain obligated to comply with the provisions of Section 4(A) hereof for the balance of the Term.

C.
Disability or Death.  In the event of the Disability or death of the Consultant, the Consultant (or his surviving spouse, if any, and otherwise his estate) shall nevertheless continue to receive the payments due under this Agreement through the end of the Term.  Such payments shall commence within 31 days after the date of Disability or death.

7.           Non-Competition and Confidential Business

A.
Consultant, during the Term of the Agreement, will not, without the express written consent of Company, directly or indirectly communicate or divulge to, or use for his own benefit or for the benefit of any other person, firm, association, or corporation, any trade secrets, proprietary data or other confidential information communicated to or otherwise learned or acquired by Consultant from the Company while serving as a consultant or director of the Company, if applicable, except that Consultant may disclose such matters to the extent that disclosure is (a) requested by the Company or (b) required by a court or other governmental agency of competent jurisdiction.

B.
The Consultant agrees that during the Term of this Agreement, the Consultant will not, directly or indirectly, (i) become a director, officer, employee, shareholder, principal, or agent of, or become a consultant or independent contractor rendering or performing professional services associated with providing client/customer services and products for the benefit of, any insured depository institution, trust company or parent holding company of any such institution or company which has an office within 25 miles of any office of the Company as it exists as of the date of this Agreement, or any other entity whose business in the aforesaid area materially competes with the depository, lending or other business activities of the Company (in each case, a “Competitor”); provided, however, that this provision shall not prohibit the Consultant from owning bonds, non-voting preferred stock or up to five percent (5%) of the outstanding common stock of any such entity if such common stock is publicly traded, (ii) solicit or induce, or cause others to solicit or induce, any employee of the Company or any of its subsidiaries to leave the employment of such entities; or (iii) solicit (whether by mail, telephone, personal meeting or any other means, excluding general solicitations of the public that are not based in whole or in part on any list of customers of  the Company) any customer of the Company to transact business with any other entity, whether or not a Competitor, or to reduce or refrain from doing any business with the Company or its subsidiaries, or interfere with or damage (or attempt to interfere with or damage) any relationship between the Company and any such customers.

C.
Unless prior written consent is obtained from the Company, during the Term of this Agreement, the Consultant hereby agrees that he shall not, on his own behalf or on behalf of others, employ, solicit, or induce, or attempt to employ, solicit or induce, any employee of the Company for employment with any Competitor, nor will Consultant directly or indirectly, on his behalf or for others, seek to influence any Company employee to leave the employ of the Company or any Company subsidiary.

D.
The Consultant and the Company acknowledge and agree that irreparable injury will result to the parties in the event of a breach of any of the provisions of this Section 7 (the "Designated Provisions") and that the Consultant and the Company will have no adequate remedy at law with respect thereto.  Accordingly, in the event of a material breach of any Designated Provision, and in addition to any other legal or equitable remedy the Consultant or the Company may have, the Consultant or the Company shall be entitled to the entry of a preliminary and a permanent injunction (including, without limitation, specific performance by a court of competent jurisdiction located in any county in the State of  Florida, or elsewhere), to restrain the violation or breach thereof by either the Consultant or the Company, and the parties shall submit to the jurisdiction of such court in any such action.

8.           Independent Contractor

The parties hereto agree and acknowledge that the relationship between Company and Consultant shall be that of an independent contractor and not that of employer-employee, master-servant or principal-agent.  Nothing in this Agreement, or its implementation, shall be construed to be to the contrary.

9.           Complete Agreement

This Agreement, and any attachments or exhibits appended hereto, shall represent the complete Agreement between Company and Consultant concerning the subject matter hereof and supersedes all prior agreements or understandings, written or oral.  No attempted modification or waiver of any of the provisions hereof shall be binding on either party unless made in writing and signed by both Consultant and Company.

10.           Notices

Any notice required or permitted to be given hereunder shall be in writing and shall be effective three business days after it is properly sent by registered or certified mail, if to the Company to the President at the administrative offices of the Company, or if to Consultant to the address set forth beneath his signature to this Agreement, or to such other address as either party may from time to time designate by notice.

11.           Assignability

This Agreement may not be assigned by either party without the prior written consent of the other party, except that no consent is necessary for the Company to assign this Agreement to a corporation succeeding to substantially all the assets or business of the Company whether by merger, consolidation, acquisition or otherwise.  Any successor corporation shall remain responsible for the duties and obligations of the Company, including the continuation of the payments due to the Consultant for the period through the end of the Term as detailed at Section 4.A, herein.  This Agreement shall be binding upon Consultant, his heirs and permitted assigns and the Company, its successors and permitted assigns.

12.           Severability

Each of the sections contained in this Agreement shall be enforceable independently of every other section in this Agreement, and the invalidity or non-enforceability of any section shall not invalidate or render non-enforceable any other section contained herein.  If any section or provision in a section is found invalid or unenforceable, it is the intent of the parties that a court of competent jurisdiction shall reform the section or provisions to produce its nearest enforceable economic equivalent.

13.           Governing Law.

The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the United States where applicable and otherwise by the substantive laws of the State of Florida.

Notwithstanding anything herein to the contrary, any payments made to Consultant pursuant to the Agreement, or otherwise, shall be subject to and conditioned upon compliance with 12 USC '1828(k) and any regulations promulgated thereunder.

14.           Section 409A Compliance.

A.           Notwithstanding anything herein to the contrary, the Company shall make reasonable efforts to administer the Agreement and make payments hereunder in a manner that is not deemed to be contrary to the requirements set forth at Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations and notices promulgated thereunder such that any payments made would result in the requirement for the recipient of such payments to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code; provided, however, the Company shall not have any responsibility to the Executive or any beneficiary(ies) with respect to any tax liabilities that may be applicable to any payments made under the Agreement, whether such tax liabilities are applicable to compliance with Section 409A of the Code or otherwise.

B.           If any provision of the Agreement shall be determined to be inconsistent with the requirements of Section 409A of the Code, then, the Agreement shall be construed, to the maximum extent possible, to give effect to such provision in a manner consistent with Section 409A of the Code, and if such construction is not possible, as if such provision had never been included.

C.           "Termination of Service" as a Consultant shall have the same meaning as "separation from service", as that phrase is defined in Section 409A of the Code (taking into account all rules and presumptions provided for in the Section 409A regulations).

D.           For purposes of this Agreement, “Disability” means the total and permanent disability of the Consultant within the meaning of the Social Security Act.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                TIB FINANCIAL CORP. ("COMPANY")

By:

                                _________________________________
                                EDWARD V. LETT, CONSULTANT

                                Address:

                                ____________________

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